Exhibit 10.1

Named Executive Officers Long-Term Equity Incentive Fiscal Year 2011 Awards

	Restricted Stock*	Restricted Stock*
Executive Officer	(Performance-Based Vesting) (#)	(Time-Based Vesting) (#)

Charles H. Turner
Executive Vice President,
Chief Financial Officer	24,000	42,000

Gregory S. Humenesky
Executive Vice President,
Human Resources	12,500	12,500

Sharon M. Leite
Executive Vice President,
Stores	15,500	15,500

*All equity awards were granted under the Pier 1 Imports, Inc. 2006 Stock Incentive Plan, Restated as Amended through March 25, 2008.  The grants were effective April 9, 2010.